Estimated Amortization Expenses for Other Intangible Assets (Detail) - USD ($) $ in Thousands	Sep. 30, 2015	Sep. 30, 2014
Finite-Lived Intangible Assets And Liabilities [Line Items]
2016	$ 345
2017	317
2018	193
2019	122
2020	55
2021 and thereafter	46
Other intangible assets, Net	$ 1,078	$ 1,384